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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 25, 2003




                                 VitalWorks Inc.
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               (Exact name of registrant as specified in charter)



        Delaware                      000-25311                  59-2248411
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 (State or other juris-              (Commission                (IRS Employer
diction of incorporation)            File Number)            Identification No.)



239 Ethan Allen Highway, Ridgefield, CT                              06877
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code: (203) 894-1300




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          (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets.

         On November 25, 2003, VitalWorks Inc., a Delaware corporation (the "Registrant"), completed a merger with Amicas, Inc., a Delaware corporation ("Amicas"), pursuant to the Agreement and Plan of Merger, dated as of November 25, 2003 (the "Merger Agreement"), by and among the Registrant, PACS Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Registrant (the "Merger Sub"), Amicas and the Stockholders' Representative (as such term is defined in the Merger Agreement). Pursuant to the Merger Agreement, the Merger Sub merged with and into Amicas with Amicas continuing as the surviving corporation and a wholly-owned subsidiary of the Registrant (the "Merger"). As a result of the Merger, each issued and outstanding share of capital stock of Amicas was converted into the right to receive the applicable pro rata portion of (1) $30,142,069 in cash (the "Initial Consideration") and (2) up to an additional $25,110,089.41 (the "Earn-out Consideration" and collectively with the "Initial Consideration", the "Merger Consideration"), payable in cash, shares of the Registrant's common stock, par value $0.001 per share (the "Common Stock"), or any combination thereof, based on Amicas' attainment of specified earning targets through 2004. The Registrant will pay the Merger Consideration out of the Registrant's available cash (and, if so chosen by the Registrant pursuant to the Merger Agreement, the Registrant may pay the Earn-out Consideration with Common Stock) and through borrowings under its credit facility with Wells Fargo Foothill.

         The terms of the Merger Agreement were determined on the basis of arms-length negotiations. Prior to the execution of the Merger Agreement, neither the Registrant nor any of its affiliates, nor any director or officer of the Registrant or any associate of any such director or officer, had any material relationship with Amicas.

         Amicas is a developer of Web-based diagnostic image management software solutions. The Registrant currently intends to continue to use the tangible assets of Amicas constituting plant, equipment or other physical property substantially in the same manner in which they were used by Amicas immediately prior to the Merger.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of the Business Acquired: Not filed herewith; to be filed by amendment.

         Pursuant to Item 7(a)(4) of Form 8-K, the Registrant hereby undertakes to file such information as soon as it is available on a Form 8-K/A Amendment to this report and in any event within 60 days of the date of this filing with the Securities and Exchange Commission.

(b) Pro Forma Financial Information: Not filed herewith; to be filed by amendment.

         Pursuant to Item 7(a)(4) of Form 8-K, the Registrant hereby undertakes to file such information as soon as it is available on a Form 8-K/A Amendment to this report and in any event within 60 days of the date of this filing with the Securities and Exchange Commission.





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(c)      Exhibits:


Exhibit No.       Description
-----------       -----------

   2.1* Agreement and Plan of Merger, dated as of November 25, 2003, by and among VitalWorks Inc., PACS Acquisition Corp., Amicas, Inc., and the Stockholders' Representative.

--------------
* The exhibits and schedules to the Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request. The Registrant has omitted certain information from Exhibit 2.1 and filed it separately with the Securities and Exchange Commission pursuant to the Registrant's request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.






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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: December 10, 2003                 VITALWORKS INC.
                                        (Registrant)



                                        By: /s/ Stephen L. Hicks
                                            ------------------------------------
                                            Stephen L. Hicks
                                            Vice President and General Counsel






                                      -4-
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                                 EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

   2.1* Agreement and Plan of Merger, dated as of November 25, 2003, by and among VitalWorks Inc., PACS Acquisition Corp., Amicas, Inc., and the Stockholders' Representative.

---------
* The exhibits and schedules to the Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request. The Registrant has omitted certain information from Exhibit 2.1 and filed it separately with the Securities and Exchange Commission pursuant to the Registrant's request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.